                                                                    Exhibit 10.1


                                 FIRST AMENDMENT
                                 ---------------



                  FIRST AMENDMENT (this "Amendment"), dated as of June 30, 2001, among WERNER HOLDING CO. (DE), INC. (the "Borrower"), the Guarantors party hereto, the lending institutions party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              - - - - - - - - - -


                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are party to a Credit Agreement, dated as of November 24, 1997 (as amended, modified and supplemented prior to the date hereof, the "Credit Agreement"); and

                  WHEREAS, the Borrower has requested that the Lenders provide the amendments provided for herein and the Lenders have agreed to provide such amendments on the terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

         1. Section 9.9 of the Credit Agreement is hereby amended by replacing the existing table appearing therein with the following new table:

         Fiscal Year                Fiscal Quarter                              Ratio
         -----------                --------------                              -----

         1997                            Fourth                                 6.75:1.00

         1998                             First                                 6.75:1.00
                                         Second                                 6.75:1.00
                                          Third                                 6.75:1.00
                                         Fourth                                 6.75:1.00

         1999                             First                                 6.50:1.00
                                         Second                                 6.50:1.00
                                          Third                                 6.50:1.00
                                         Fourth                                 6.50:1.00

         2000                             First                                 6.00:1.00
                                         Second                                 6.00:1.00
                                          Third                                 5.75:1.00
                                         Fourth                                 5.75:1.00

         2001                             First                                 5.75:1.00
                                         Second                                 5.00:1.00
                                          Third                                 5.00:1.00
                                         Fourth                                 4.75:1.00

         2002                             First                                 4.50:1.00
                                         Second                                 4.50:1.00
                                          Third                                 4.50:1.00
                                         Fourth                                 4.25:1.00

         2003                             First                                 4.25:1.00
                                         Second                                 4.25:1.00
                                          Third                                 4.25:1.00
                                         Fourth                                 4.25:1.00

         2004                             First                                 4.25:1.00
                                         Second                                 4.00:1.00
                                          Third                                 4.00:1.00
                                         Fourth                                 3.75:1.00

         2005                             First                                 3.75:1.00
                                         Second                                 3.50:1.00
                                          Third                                 3.50:1.00
                                         Fourth                                 3.50:1.00


         2. Section 9.10 of the Credit Agreement is hereby amended by replacing the existing table appearing therein with the following new table:

         Fiscal Year                Fiscal Quarter                              Ratio
         -----------                --------------                              -----

         1997                            Fourth                                 1.60:1.00

         1998                             First                                 1.60:1.00
                                         Second                                 1.60:1.00
                                          Third                                 1.60:1.00
                                         Fourth                                 1.60:1.00

         1999                             First                                 1.60:1.00
                                         Second                                 1.60:1.00
                                          Third                                 1.60:1.00
                                         Fourth                                 1.70:1.00

         2000                             First                                 1.70:1.00
                                         Second                                 1.70:1.00

                                          Third                                 1.70:1.00
                                         Fourth                                 1.80:1.00

         2001                             First                                 1.80:1.00
                                         Second                                 2.00:1.00
                                          Third                                 2.00:1.00
                                         Fourth                                 2.00:1.00

         2002                             First                                 2.00:1.00
                                         Second                                 2.00:1.00
                                          Third                                 2.00:1.00
                                         Fourth                                 2.00:1.00

         2003                             First                                 2.00:1.00
                                         Second                                 2.00:1.00
                                          Third                                 2.00:1.00
                                         Fourth                                 2.25:1.00

         2004                             First                                 2.25:1.00
                                         Second                                 2.25:1.00
                                          Third                                 2.25:1.00
                                         Fourth                                 2.25:1.00

         2005                             First                                 2.25:1.00
                                         Second                                 2.25:1.00
                                          Third                                 2.25:1.00
                                         Fourth                                 2.25:1.00


         3. Section 9.11 of the Credit Agreement is hereby amended by replacing the existing table appearing therein with the following new table:

         Fiscal Year                Fiscal Quarter                              Amount
         -----------                --------------                              ------

         1997                            Fourth                                 $48,000,000

         1998                             First                                 $49,000,000
                                         Second                                 $50,000,000
                                          Third                                 $50,000,000
                                         Fourth                                 $51,000,000

         1999                             First                                 $53,000,000
                                         Second                                 $56,000,000
                                          Third                                 $58,000,000
                                         Fourth                                 $60,000,000

         2000                             First                                 $63,000,000
                                         Second                                 $66,000,000
                                          Third                                 $69,000,000
                                         Fourth                                 $72,000,000

         2001                             First                                 $73,500,000
                                         Second                                 $65,000,000
                                          Third                                 $65,000,000
                                         Fourth                                 $65,000,000

         2002                             First                                 $65,000,000
                                         Second                                 $70,000,000
                                          Third                                 $70,000,000
                                         Fourth                                 $75,000,000

         2003                             First                                 $80,000,000
                                         Second                                 $85,000,000
                                          Third                                 $85,000,000
                                         Fourth                                 $90,000,000

         2004                             First                                 $90,000,000
                                         Second                                 $96,000,000
                                          Third                                 $97,000,000
                                         Fourth                                 $98,000,000

         2005                             First                                 $99,000,000
                                         Second                                 $100,000,000
                                          Third                                 $100,000,000
                                         Fourth                                 $100,000,000


         4. Immediately upon the occurrence of the Amendment Effective Date,
Schedule I to the Credit Agreement shall be amended by replacing said Schedule in its entirety with the Schedule set forth in Annex A hereto (with the effect of such amendment being to reduce the Revolving Credit Commitment of each Lender with such a Revolving Credit Commitment by an amount equal to such Lender's Revolving Credit Commitment Percentage of $30,000,000, and with such reduction to constitute a permanent reduction to the Revolving Credit Commitments pursuant to Section 5.3 of the Credit Agreement); PROVIDED that, notwithstanding the foregoing, the addresses set forth in Schedule I to the Credit Agreement before giving effect to this Amendment shall continue in effect as to those Lenders appearing thereon unless or until notice to the contrary has been provided to the Borrower in accordance with the Credit Agreement, and the addresses of such other Lenders not appearing on such Schedule shall be those last notified to the Borrower in accordance with the Credit Agreement.

         5. In order to induce the Lenders to enter into this Amendment, the Borrower (and, for purposes of clause (b) below, each Guarantor) hereby (a) represents and warrants that (i) no Default or Event of Default exists as of the Amendment Effective Date (as defined below) after giving effect to this Amendment, (ii) on the Amendment Effective Date, after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects and (iii) Annex B hereto sets forth a complete list of Holdings, the Borrower and all Domestic Subsidiaries of the Borrower, including, in each case, such entity's exact legal name, organizational I.D. number and jurisdiction of Incorporation or formation, and (b) consents and agrees, for itself and each of its Subsidiaries, that the Administrative Agent may file UCC-1 financing statements in respect of the assets of Holdings, the Borrower and each other Credit Party (including UCC-1 Financing Statements listing all of such respective Credit Party's assets as collateral) without the signature of such Credit Party in all places where same is permitted by law and where the filing of same is, in the reasonable judgment of the Collateral Agent, desirable to establish, preserve and/or protect the security interests of the Collateral Agent purported to be created by the Security Documents, including, without limitation, the filing of new financing statements and "in lieu of" financing statements in the jurisdiction of organization of such Credit Party pursuant to Revised Article 9 of the Uniform Commercial Code.

         6. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Borrower, each Guarantor and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice office specified in the Credit Agreement and (ii) the Borrower pays to the Administrative Agent, for the ratable account of each Bank which executes and returns a copy of this Amendment on or prior to 5:00 P.M. (New York time) on July 24, 2000, a consent fee equal to 0.15% of the sum of such Bank's outstanding Term Loans and Revolving Loan Commitment as of such date (in each case immediately after giving effect to this Amendment).

         7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent. On and after the Amendment Effective Date, this Amendment shall constitute a Credit Document for all purposes of the Credit Agreement and the other Credit Documents.

         9. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

                                  WERNER HOLDING CO. (DE), INC.


                                  By: /S/ LARRY V. FRIEND
                                      -------------------
                                       Name: Larry V. Friend
                                       Title: Vice President, Chief Financial
                                       Officer and Treasurer


                                  BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent

                                  By:  /S/ GREGORY P. SHEFRIR
                                       ----------------------
                                       Name: Gregory P. Shefrir
                                       Title: Director

                                  ARAB BANKING CORPORATION (B.S.C.)


                                  By: /S/ GRANT E. McDONALD
                                       ----------------------
                                       Name: Grant E. McDonald
                                       Title: Vice President


                                  BANK ONE, NA


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  THE MITSUBISHI TRUST AND BANKING CORPORATION
                                    COMPANY


                                  By:  /S/ DAVID FRAENKEL
                                       ----------------------
                                       Name: David Fraenkel
                                       Title: Vice President


                                  FLEET NATIONAL BANK


                                  By: /S/ STEPHEN M. CURRAN
                                      ---------------------
                                       Name: Stephen M. Curran
                                       Title: Director


                                  BLUE SQUARE FUNDING


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  SIERRA CLO I


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  THE CHASE MANHATTAN BANK


                                  By: /S/ NEIL R. BOYLAN
                                      ------------------
                                      Name: Neil R. Boylan
                                      Title: Managing Director

                                  CREDIT AGRICOLE INDOSUEZ


                                  By: /S/ RICHARD A. DRENNAN
                                      ----------------------
                                      Name: Richard A. Drennan
                                      Title: Vice President, Sr. Relationship
                                      Manager


                                  By: /S/ PAUL A. DYTRYCH
                                      -------------------
                                      Name: Paul A. Dytrych
                                      Title: Vice President, Senior Relationship
                                      Manager


                                  EATON VANCE INSTITUTIONAL SENIOR LOAN
                                      By: Eaton Vance Management, as Investment
                                          Advisor


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  EATON VANCE SENIOR INCOME TRUST
                                     By:  Eaton Vance Management, as Investment
                                           Advisor


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  SENIOR DEBT PORTFOLIO
                                     By:  Boston Management and Research, as
                                           Investment Advisor


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                  APEX (IDM) CDO I, LTD.


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  ELC (CAYMAN) 2000-1


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  FIRST UNION NATIONAL BANK


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  GOLDMAN SACHS CREDIT PARTNERS L.P.


                                  By: /S/ ELIZABETH FISCHER
                                     --------------------------------
                                     Name: Elizabeth Fischer
                                     Title: Authorized Signatory


                                  HIGHLAND - LOAN FUND V


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                  ARCHIMEDES FUNDING II, LTD.
                                    By:  ING Capital Advisors LLC, as Collateral
                                           Manager


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:



                                  ARCHIMEDES FUNDING III, LTD.
                                    By:  ING Capital Advisors LLC, as Collateral
                                           Manager


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                  NEMEAN CLO, LTD.
                                    By:  ING Capital Advisors LLC, as Investment
                                           Manager


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  SEQUILS - ING I (HBDGM), LTD.
                                    By:  ING Capital Advisors LLC, as Collateral
                                           Manager


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:


                                  SWISS LIFE US RAINBOW LIMITED
                                    By:  ING Capital Advisors LLC, as Investment
                                           Manager


                                  By:
                                     --------------------------------
                                     Name:
                                     Title:

                                  MERRILL LYNCH CAPITAL CORPORATION


                                  By: /S/ CAROL J. E. FEELEY
                                      ----------------------
                                       Name: Carol J. E. Feeley
                                       Title: Vice President


                                  BANK OF TOKYO-MITSUBISHI TRUST COMPANY


                                  By:
                                     --------------------------------
                                  Name:
                                  Title:


                                  NATIONAL WESTMINSTER BANK PLC


                                  By: /S/ ANDREW S. WEINBERG
                                      ----------------------
                                       Name: Andrew S. Weinberg
                                       Title: Senior Vice President


                                  PNC BANK NA


                                  By: /S/ HANA DEITER
                                     --------------------------------
                                       Name: Hana Deiter
                                       Title: AVP


                                  STANFIELD/RMF TRANSATLANTIC, CDO
                                    By:  Stanfield Capital Partners LLC, as its
                                          Investment Manager


                                  By: /S/
                                      -------------------------------
                                      Name:
                                      Title:


                                  WINDSOR LOAN FUNDING, LIMITED
                                    By:  Stanfield Capital Partners LLC, as its
                                           Investment Manager


                                  By: /S/
                                     --------------------------------
                                     Name:
                                     Title:

                                  KZH CRESCENT LLC


                                  By: /S/ SUSAN LEE
                                      -------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent


                                  KZH CRESCENT-2 LLC


                                  By: /S/ SUSAN LEE
                                      -------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent


                                  KZH CRESCENT-3 LLC


                                  By: /S/ SUSAN LEE
                                      -------------------------------
                                      Name: Susan Lee
                                      Title: Authorized Agent


                                  KZH STERLING LLC


                                  By:
                                      -------------------------------
                                      Name:
                                      Title:


                                  SEQUILS IV, LTD.
                                      By: TCW Advisors, Inc.
                                           as its Collateral Manager

                                  By: /S/ G. STEVEN KALIN
                                      -------------------
                                      Name: G. Steven Kalin
                                      Title: Vice President

                                  By: /S/ MARK L. GOLD
                                      ----------------
                                      Name: Mark L. Gold
                                      Title: Managing Director

                                  SIERRA CLO I


                                  By: /S/ JOHN M. CARPENTON
                                      ---------------------
                                      Name: John M. Carpenton
                                      Title: Chief Operating Officer, Central
                                      Pacific LLP (Manager)


                                  VAN KAMPEN CLO I, LIMITED
                                      By: Van Kampen Investment Advisory Corp.


                                  By:
                                      -------------------------------
                                      Name:
                                      Title:


                                  VAN KAMPEN PRIME RATE INCOME TRUST,
                                      By: Van Kampen Investment Advisory Corp.


                                  By:
                                      -------------------------------
                                      Name:
                                      Title:

                  For purposes of the Credit Documents to which the Guarantors are party, by their respective signatures below, each Guarantor hereby consents and agrees to the entering into of this Amendment (including, without limitation, the provisions of Paragraph 5(b) hereof) and acknowledges and affirms that the Guaranty and the other Credit Documents to which it is a party remain in full force and effect in accordance with their respective terms on the date hereof and after giving effect to this Amendment:


                                             WERNER HOLDING CO. (PA), INC.
                                             WERNER CO.
                                             WIP TECHNOLOGIES, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                Title:

                                     ANNEX A
                                     -------

                             Lenders and Commitments
                             -----------------------

----------------------------------------------------------------------------------------------------------------------------------
            PRIMARIES/ASSIGNEES                 OUTSTANDING PRINCIPAL       OUTSTANDING PRINCIPAL     REVOLVING CREDIT COMMITMENT
            -------------------                 ---------------------       ---------------------     ---------------------------
                                                AMOUNT OF B TERM LOANS      AMOUNT OF C TERM LOANS
                                                ----------------------      ----------------------
----------------------------------------------------------------------------------------------------------------------------------
BTCO                                                        $1,706,713.54               $3,660,372.01              $10,395,000.00
AMEX - KZH STERLING LLC                                                 -                4,753,480.93                           -
ARAB BKG CORP                                                           -                           -                3,570,000.00
BK ONE NA                                                    3,072,957.41                           -                7,588,518.51
BANK OF TOKYO-MITSUBISHI TRUST COMPANY                       3,072,957.41                           -                4,900,000.00
BKBOSTON/FLEET                                               2,688,837.73                           -                4,270,000.00
BLUE SQUARE FUNDING                                          2,568,136.36                3,138,833.28                           -
CENTRE PACIFIC - SIERRA CLO I                                2,462,305.61                2,462,305.58                           -
CHASE(JPM)                                                   3,168,987.33                           -                5,110,000.00
CR AGRICOLE INDOSUEZ                                         2,688,837.73                           -                6,670,000.00
EATON VANCE INST'L SENIOR                                      488,701.90                           -                           -
EATON VANCE SNR INC TRT                                      1,935,111.75                           -                           -
EATON VANCE SR DEBT PORT                                     4,705,311.06                4,753,480.99                           -
FLEET BK                                                     2,688,837.73                           -                4,270,000.00
FST UNION - APEX(IDM)                                        3,982,270.02                5,866,952.38                           -
FST UNION - ELC (CAY) 2000-1                                 6,980,715.32                           -                           -
FST UNION NB                                                 3,072,957.41                           -                4,900,000.00
GOLDMAN SACHS CR PTNRS L.P.                                  3,168,987.33                           -                2,710,000.00
HIGHLAND - KZH PAMCO LLC                                     2,568,136.37                3,138,833.27                           -
HIGHLAND - LOAN FUND V                                       2,481,393.25                2,481,393.23                           -
ING - ARCHIMEDES II                                          2,171,530.79                2,654,093.18                           -
ING - ARCHIMEDES III                                         1,728,538.54                2,112,658.19                           -
ING - NEMEAN CLO, LTD                                        2,160,673.18                2,640,822.74                           -
ING - SEQUILS - ING I                                                   -                2,118,813.55                           -
ING - SWISS LIFE                                             1,086,043.92                1,066,999.06                           -
MERRILL LYNCH CAP CORP                                       1,116,792.36                           -                5,495,000.00
THE MITSUBISHI TRUST AND BANKING                             2,688,837.73                           -                4,270,000.00
CORPORATION COMPANY
NATWEST PLC                                                    995,865.87                           -                1,581,481.49
PNC BK NA                                                    2,688,837.73                           -                4,270,000.00
STANFIELD - RMF TRANSATLANTIC                                4,766,103.48                2,376,740.46                           -
STANFIELD - WINDSOR LOAN                                     5,052,955.73                           -                           -
TCW - KZH CRESCENT LLC                                         664,822.51                  812,560.86                           -
TCW - KZH CRESCENT-2 LLC                                       886,430.03                1,083,414.47                           -
TCW - KZH CRESCENT-3 LLC                                       664,822.51                  812,560.86                           -
TCW SEQUILS I                                                1,673,136.66                2,044,944.79                           -
VKM CLO I                                                    3,041,060.08                1,858,425.57                           -
VKM PRIME RATE INCOME                                        1,538,320.66                2,978,769.41                           -
----------------------------------------------------------------------------------------------------------------------------------

                                                                         ANNEX B

                  Company Names, I.D. Numbers and Jurisdictions
                  ---------------------------------------------

                                        Organizational
Exact Legal Name                        I.D. Number               Jurisdiction of Formation
----------------                        -----------               -------------------------

Werner Holding Co. (PA), Inc.           25-0906895                       Pennsylvania

Werner Holding Co. (DE), Inc.           25-1581345                       Delaware

Werner Co.                              25-1754435                       Pennsylvania

WIP Technologies, Inc.                  51-0372599                       Delaware

Wentworth Institutional Realty, Inc.    51-0354597                       Delaware

Werner Funding Corporation              51-0381449                       Delaware

Werner Ladder Inc.                      51-0398448                       Delaware